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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1997, included in GT Interactive Software Corp.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

New York, New York
August 7, 1997